Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

Vanguard Market Neutral Fund

Supplement Dated October 1, 2021, to the Prospectuses and Summary Prospectuses

Important Changes to the Funds

As previously announced, effective at the close of business on September 30, 2021, Binbin Guo has retired from Vanguard and no longer serves as a co-portfolio manager for Vanguard Strategic Equity Fund, Vanguard Strategic Small-Cap Equity Fund, and Vanguard Market Neutral Fund (each, a Fund and collectively, the Funds). Accordingly, all references to Mr. Guo in the Funds' Prospectuses and Summary Prospectuses are hereby deleted in their entirety.

Cesar Orosco remains as the sole portfolio manager of each Fund. Each Fund's investment objective, strategies, and policies remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved.	PS PME 102021
Vanguard Marketing Corporation, Distributor.

Vanguard Horizon Funds

Supplement Dated October 1, 2021, to the Statement of Additional Information Dated January 31, 2021

Important Changes to Vanguard Strategic Equity Fund and Vanguard Strategic Small-Cap Equity Fund

As previously announced, effective at the close of business on September 30, 2021, Binbin Guo has retired from Vanguard and no longer serves as a co-portfolio manager for Vanguard Strategic Equity Fund and Vanguard Strategic Small-Cap Equity Fund (each, a Fund and collectively, the Funds). Accordingly, all references to Mr. Guo in the Statement of Additional Information are hereby deleted in their entirety.

Cesar Orosco remains as the sole portfolio manager of each Fund. Each Fund's investment objective, strategies, and policies remain unchanged.

© 2021 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 069E 102021